Exhibit 10.4

JPMorgan Chase Bank, National Association

P.O. Box 161

60 Victoria Embankment

London EC4Y 0JP

England

October 25, 2011

To: Textron Inc.
40 Westminster Street
Providence, RI 02903
Attention: Chief Financial Officer
Telephone No.:	(401) 421-2800
Facsimile No.:	(401) 457-3533

Warrant Amendment and Termination Agreement

This letter agreement (this “Warrant Amendment and Termination Agreement”), subject to certain conditions set forth herein, (i) amends the terms and conditions of the transaction (the “Base Warrant Transaction”) entered into between JPMorgan Chase Bank, National Association, London Branch (“Bank”), represented by J.P. Morgan Securities LLC (f/k/a J.P. Morgan Securities Inc.), as its agent, and Textron Inc. (“Company”), pursuant to a letter agreement dated April 29, 2009, entitled Issuer Warrant Transaction (as amended, reformed or modified prior to the date hereof, the “Base Warrant Confirmation”) and (ii) terminates the transaction (the “Additional Warrant Transaction” and together with the Base Warrant Transaction, the “Warrant Transactions”) entered into between JPMorgan Chase Bank, National Association, London Branch (“Bank”), represented by J.P. Morgan Securities LLC (f/k/a J.P. Morgan Securities Inc.), as its agent, and Textron Inc. (“Company”), pursuant to a letter agreement dated April 30, 2009, entitled Additional Issuer Warrant Transaction (as amended, reformed or modified prior to the date hereof, the “Additional Warrant Confirmation” and together with the Base Warrant Confirmation as amended hereby, the “Confirmations”).  Any capitalized term used herein with respect to any Warrant Transaction but not otherwise defined shall have the meaning assigned to it in the Confirmation for such Warrant Transaction.

1.                                      Amendment of the Base Warrant Transaction.  Effective on the date hereof, the Base Warrant Confirmation is hereby amended as follows:

(A)                             the definition of “Number of Warrants” in Section 2 of the Base Warrant Confirmation is amended by replacing “20,571,435” with “13,985,490”;

(B)                               the definition of “First Expiration Date” in Section 2 of the Base Warrant Confirmation is amended by replacing “August 1, 2013” with “February 22, 2013”; and

(C)                               Schedule A to the Base Warrant Confirmation, setting forth the Daily Number of Warrants for each Expiration Date, is replaced in its entirety by Schedule A attached hereto.

2.                                      Termination of Additional Warrant Transaction.  Effective on the date hereof, the Additional Warrant Transaction shall automatically terminate and all of the respective rights and obligations of the parties with respect to such Additional Warrant Transaction shall be cancelled and terminated, and each party shall be released and discharged by the other party and agrees not to make any claim against the other party with respect to any obligations of the other party pursuant to such Additional Warrant Transaction.

3.                                      Amendment and Termination Payments. In consideration of the amendment of the Base Warrant Transaction pursuant to Section 1 above, Company agrees to pay to Bank on the Payment Date (as defined below) an amount in USD equal to the Base Warrant Amendment Amount (as defined in Schedule B hereto).  In consideration of the termination of the Additional Warrant Transaction pursuant to Section 2 above, Company agrees to pay to Bank on the Payment Date an amount in USD equal to the Additional Warrant Termination Amount (as defined in Schedule B hereto).  For the avoidance of doubt, no additional amount shall be payable by either party pursuant to the Equity Definitions, the Confirmations, the Agreement (as defined in the Base Warrant Confirmation) or the Agreement (as defined in the Additional Warrant Confirmation) in respect of the amendment of the Base Warrant Transaction pursuant to Section 1 above or the termination of the Additional Warrant Transaction pursuant to Section 2 above.

“Payment Date” means the third Currency Business Day (as defined in the 1996 ISDA Equity Derivatives Definitions) following the date hereof.

4.                                      Representations and Warranties.

(i)                                         Company represents and warrants to Bank that:

(a)                                Company has all necessary corporate power and authority to execute and deliver this Warrant Amendment and Termination Agreement and to perform its obligations hereunder and under the Base Warrant Transaction as amended hereby; such execution, delivery and performance have been duly authorized by all necessary corporate action on Company’s part; and this Warrant Amendment and Termination Agreement has been duly and validly executed and delivered by Company and this Warrant Amendment and Termination Agreement and the Base Warrant Confirmation as amended hereby each constitutes its valid and binding obligation, enforceable against Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (whether considered in a proceeding at law or in equity) and except that rights to indemnification and contribution hereunder may be limited by federal or state securities laws or public policy relating thereto.

(b)                               Neither the execution and delivery of this Warrant Amendment and Termination Agreement nor the incurrence or performance of obligations of Company hereunder and under the Base Warrant Confirmation as amended hereby will conflict with or result in a breach of the certificate of incorporation or by-laws (or any equivalent documents) of Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which Company or (to the extent such agreement is material to Company and its subsidiaries taken as a whole) any of its subsidiaries is a party or by which Company or (to such extent) any of its subsidiaries is bound or to which Company or (to such extent) any of its subsidiaries is subject, or constitute a default under, or result in the creation of any lien under, any such agreement or instrument.

(c)                                No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required in connection with the execution and delivery of this Warrant Amendment and Termination Agreement or performance by Company of this Warrant Amendment and Termination Agreement and the Base Warrant Confirmation as amended hereby, except such as have been obtained or made and such as may be required under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended, or state securities laws.

(d)                               It is an “eligible contract participant” (as such term is defined in Section 1(a)(12) of the Commodity Exchange Act, as amended).

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(e)                                It is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, or an “accredited investor” as defined under the Securities Act.

(f)                                  Each of it and its affiliates is not, on the date hereof, in possession of any material non-public information with respect to Company.

(g)                                There is no internal policy, whether written or oral, of Company that would prohibit Company from entering into any aspect of this Warrant Amendment and Termination Agreement or from remaining party to the Base Warrant Confirmation as amended hereby.

(ii)                                 Each of Bank and Company represents that (a) it is entering into this Warrant Amendment and Termination Agreement, and is party to the Base Warrant Confirmation as amended hereby, as principal (and not as agent or in any other capacity); (b) neither the other party nor any of its agents are acting as a fiduciary for it; (c) it is not relying, in entering into this Warrant Amendment and Termination Agreement, or in remaining party to the Base Warrant Transaction as amended hereby, upon any representations except those expressly set forth in this Warrant Amendment and Termination Agreement, the Agreement (as defined in the Base Warrant Confirmation), the Agreement (as defined in the Additional Warrant Confirmation) or the Confirmations; (d) it has not relied on the other party for any legal, regulatory, tax, business, investment, financial, and accounting advice, and it has made its own investment, hedging, and trading decisions based upon its own judgment and not upon any view expressed (whether written or oral) by the other party or any of its agents; and (e) it is entering into this Warrant Amendment and Termination Agreement, and is party to the Base Warrant Confirmation as amended hereby, with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

(iii)                              Company further represents that (a) it has consulted with and received advice from its own tax advisors regarding the tax aspects of the Warrant Amendment and Termination Agreement and the Base Warrant Transaction as amended hereby and (b) it has made its own independent decision (I) to enter into the Warrant Amendment and Termination Agreement and remain party to the Base Warrant Transaction as amended hereby and (II) as to whether each of the Warrant Amendment and Termination Agreement and the Base Warrant Transaction as amended hereby is appropriate or proper for it, based upon its own judgment and upon advice from such advisors as it has deemed necessary. No communication (written or oral) received from Bank shall be deemed to be an assurance or guarantee as to the expected results of the Warrant Amendment and Termination Agreement or the Base Warrant Transaction as amended hereby.

(iv)                             Company represents and warrants to Bank that Company is not terminating the Additional Warrant Transaction or amending the Base Warrant Transaction pursuant to this Warrant Amendment and Termination Agreement to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

(v)                                Company represents, warrants and covenants to Bank that Company will not seek to control or influence Bank’s decision to make any purchases or sales of Shares with respect to any amendment or termination of any Warrant Transaction under this Warrant Amendment and Termination Agreement, including, without limitation, Bank’s decision to enter into or unwind any hedging transactions.

5.                                      Opinion.  Company shall have delivered to Bank on the date hereof an opinion of counsel (including an in-house lawyer of Company), dated as of such date, with respect to the matters set forth in Sections 4(i)(a) through (c) of this Warrant Amendment and Termination Agreement.

6.                                      Role of Agent.  Each party agrees and acknowledges that (i) J.P. Morgan Securities LLC (“JPMS”), an affiliate of JPMorgan Chase Bank, National Association, has acted solely as agent and not as

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principal with respect to this Warrant Amendment and Termination Agreement and (ii) JPMS has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Warrant Amendment and Termination Agreement. Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party’s obligations under this Warrant Amendment and Termination Agreement and the Base Warrant Confirmation as amended hereby.

7.                                      Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Warrant Amendment and Termination Agreement. Each party (i) certifies that no representative, agent or attorney of either party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Warrant Amendment and Termination Agreement, as applicable, by, among other things, the mutual waivers and certifications provided herein.

8.                                      Tax Disclosure. Effective from the date of commencement of discussions concerning this Warrant Amendment and Termination Agreement, Company and each of its employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of this Warrant Amendment and Termination Agreement, the Base Warrant Transaction as amended hereby and all materials of any kind (including opinions or other tax analyses) that are provided to Company relating to such tax treatment and tax structure.

9.                                      No Additional Amendments or Waivers.  Except as expressly amended hereby, all the terms of the Base Warrant Transaction and provisions in the Base Warrant Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

10.                                Counterparts.  This Warrant Amendment and Termination Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

11.                                Governing Law.  The provisions of this Warrant Amendment and Termination Agreement shall be governed by the New York law (without reference to choice of law doctrine to the extent inconsistent with choice of New York law).

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Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Warrant Amendment and Termination Agreement and returning it to EDG Confirmation Group, J.P. Morgan Securities LLC, 277 Park Avenue, 11th Floor, New York, NY 10172-3401, or by fax to (212) 622 8519.

Very truly yours,

J.P. MORGAN SECURITIES LLC, as agent for JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Jeff Zajkowski
Authorized Signatory
Name: Jeff Zajkowski

Agreed and Accepted By:

TEXTRON INC.

By:	/s/ Mary F. Lovejoy

Name: Mary F. Lovejoy

Title: Vice President and Treasurer

Schedule A

For each Expiration Date, the Daily Number of Warrants is set forth below.

Expiration Date	Daily Number of Warrants
February 22, 2013	310,788
February 25, 2013	310,788
February 26, 2013	310,788
February 27, 2013	310,788
February 28, 2013	310,788
March 1, 2013	310,788
March 4, 2013	310,788
March 5, 2013	310,788
March 6, 2013	310,788
March 7, 2013	310,788
March 8, 2013	310,788
March 11, 2013	310,788
March 12, 2013	310,788
March 13, 2013	310,788
March 14, 2013	310,788
March 15, 2013	310,789
March 18, 2013	310,789
March 19, 2013	310,789
March 20, 2013	310,789
March 21, 2013	310,789
March 22, 2013	310,789
March 25, 2013	310,789
March 26, 2013	310,789
March 27, 2013	310,789
March 28, 2013	310,789
April 1, 2013	310,789
April 2, 2013	310,789
April 3, 2013	310,789
April 4, 2013	310,789
April 5, 2013	310,789
April 8, 2013	310,789
April 9, 2013	310,789
April 10, 2013	310,789
April 11, 2013	310,789
April 12, 2013	310,789
April 15, 2013	310,789
April 16, 2013	310,789
April 17, 2013	310,789
April 18, 2013	310,789
April 19, 2013	310,789
April 22, 2013	310,789
April 23, 2013	310,789
April 24, 2013	310,789
April 25, 2013	310,789
April 26, 2013	310,789

Schedule B

Amendment and Termination Payments

Base Warrant Amendment Amount:	USD	60,843,057
Additional Warrant Termination Amount:	USD	5,636,365